SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 28, 2001

                              WESTVACO CORPORATION
             (Exact name of Registrant as specified in its charter)


      DELAWARE                      1-3013                  13-1466285

      (State of               (Commission                   (IRS Employer
      Incorporation)          File Number)                  Identification
                                                            Number)


                    299 PARK AVENUE, NEW YORK, NEW YORK 10171
                    (Address of principal executive offices)


                                  212-688-5000
                          (Registrant's telephone No.)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM V.   OTHER EVENTS

            On August 28, 2001, The Mead Corporation ("Mead") and Westvaco Corporation ("Westvaco"), among other entities, entered into an Agreement and Plan of Merger (the "Merger Agreement") in order to effect a merger-of-equals business combination transaction. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the mergers provided for in the Merger Agreement (the "Effective Time"), each of Mead and Westvaco will become wholly-owned subsidiaries of a newly formed holding company to be known as MeadWestvaco Corporation. Also at the Effective Time, (a) each outstanding share of common stock of Mead will be converted into the right to receive (i) one share of common stock of the newly formed MeadWestvaco Corporation and (ii) $1.20 in cash, and (b) each outstanding share of common stock of Westvaco will be converted into the right to receive 0.97 of a share of common stock of the newly formed MeadWestvaco Corporation. Consummation of the transaction is subject to customary conditions, including shareholder and regulatory approvals.

            A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on August 29, 2001. A copy of that joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.


ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits:

      2.1 Agreement and Plan of Merger, dated as of August 28 , 2001, by and among MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation, The Mead Corporation and Westvaco Corporation.

      99.1 Joint press release issued by The Mead Corporation and Westvaco Corporation on August 29, 2001


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WESTVACO CORPORATION
                                            (Registrant)


Date: August 31, 2001                   By: /s/ John W. Hetherington
                                            -------------------------
                                            Name:  John W. Hetherington
                                            Title: Secretary and Assistant
                                                   General Counsel




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


EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

2.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and among MW Holding Corporation, Michael Merger Sub Corporation, William Merger Sub Corporation, The Mead Corporation and Westvaco Corporation.

99.1 Joint press release issued by The Mead Corporation and Westvaco Corporation on August 29, 2001



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